[DESCRIPTION]MVSI, INC. PROXY STATEMENT
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SCHEDULE 14A INFORMATION PROXY STATEMENT
PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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/ /  Preliminary Proxy Statement
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MVSI, Inc.
(Name of Registrant as Specified In Its Charter)
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MVSI, INC.
8133 Leesburg Pike, Suite 750
Vienna, Virginia  22182
_____________

Proxy Statement
Annual Meeting of Stockholders
April 14, 1997
____________

Solicitation of Proxies

	This Proxy Statement is furnished by the Board of Directors (the "Board") of MVSI, Inc., a Delaware corporation (the "Company"), in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), to be held on Monday, April 14, 1997, at 11:00 a.m., local time, at the Holiday Inn Tysons Corner, 1960 Chain Bridge Road, McLean, Virginia 22102, and at any and all adjournments or postponements thereof. Mailing of the Proxy Statement and form of proxy will commence on or about March 7, 1997. Holders of record of Common Stock, $.01 par value (the "Common Stock"), at the close of business on March 4, 1997 will be entitled to one vote for each share held on all matters to come before the Annual Meeting.
As of March 4, 1997, there were outstanding 10,666,500 shares of Common Stock.

	A proxy on the enclosed form may be revoked at any time before it has been exercised by written notice to the Secretary of the Company, by a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting. The revocation of a proxy will not affect any vote taken prior to such revocation. Unless the proxy is revoked or there is a direction to abstain on one or more proposals, it will be voted on each proposal and, if a choice is made with respect to any matter to be acted upon, in accordance with such choice. If no choice is specified, the proxy will be voted as recommended by the Board.

	It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited by officers and employees of the Company at no additional cost to the Company, in person or by telephone, telegram or other means of communication. The expense of preparing, printing and mailing this Proxy Statement and accompanying materials will be paid by the Company. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their reasonable costs in forwarding the proxy materials to the beneficial owners of Common Stock.

Voting at the Meeting

	A majority of the votes entitled to be cast on matters to be considered at the Annual Meeting constitutes a quorum. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for all other matters. Abstentions and shares held of record by a broker or its nominee ("Broker Shares") that are voted on any matter are included in determining the number of votes present. In all cases, however, shares with respect to which authority is withheld, abstentions and Broker Shares that are not voted will not be included in determining the number of votes cast.

	The election of each nominee for Director, the approval of the Company's 1997 Stock Option Plan and 1997 Employee Stock Purchase Plan, and the ratification of the Company's independent auditors each requires a majority of the votes cast in person or by proxy at the Annual Meeting.

	A list of those Stockholders entitled to vote at the Annual Meeting will be available for a period of ten days prior to the Annual Meeting for examination by any Stockholder, for any purpose germane to the Annual Meeting, at the Company's principal executive offices, 8133 Leesburg Pike, Suite 750, Vienna, Virginia 22182 during regular business hours, and at the Annual Meeting.

ELECTION OF DIRECTORS

General Information

	Seven Directors will be elected at the Annual Meeting by the Stockholders to serve until the next Annual Meeting or until their successors are elected and qualified. The accompanying form of proxy will be voted for the election as Directors of the seven persons named below, unless the proxy contains contrary instructions. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement. Each of the nominees currently serves as a Director, except for Messrs. Abbas Fathi, Jeffrey M.
Rubin and James M. Ewan, who were nominated for election at a special meeting of the Board on February 15, 1997. Although management does not anticipate that any of the persons named below will be unable or unwilling to stand for election, a proxy, in the event of such an occurrence, may be voted for a substitute designated by the Board. In lieu of designating a substitute, however, the Board may reduce the number of Directors. As of March 4, 1997, the maximum number of Directors that can serve on or be elected to the Board is seven.

Information Regarding Nominees

	The name, age, principal business experience and offices held by each nominee are as follows:

EDWARD RATKOVICH, Major General, United States Air Force (ret.), age 72, has been Chairman of the Board and Chief Executive Officer of the Company since April, 1994. He was appointed President of the Company on August 1, 1996. He also served as the Chief Financial Officer until June, 1996. General Ratkovich is a highly decorated air combat command pilot veteran of World War II (European Theater). He also served during the Korean War, the Cuban missile crisis and the Vietnam War. General Ratkovich has substantial senior management, operations and consulting experience. He retired from the U.S.
Air Force in 1975 after 33 years of active duty service. From 1975 to 1994, he served as a management consultant to numerous systems engineering and technology firms in the United States. Since November, 1994, General Ratkovich has been devoted on a full-time basis to the management and operations of the Company.

JAMES M. EWAN, Commander, Royal Canadian Navy (ret.), age 50, is being nominated for the first time as a Director of the Company. Mr. Ewan has over 25 years of senior executive experience. Since 1996, Mr. Ewan has been Vice President, Operations, at MVS Modular Visions Systems, Inc. ("MVS"), a wholly-owned subsidiary of the Company. From 1994 to 1996, he was Vice President, Business Development, of MDS Aero Support Corporation in Montreal, Canada. From 1990 to 1994, he was a senior executive with two energy technology companies in Florida.

Prior to becoming a business executive, Mr. Ewan served as a Naval Officer in the Royal Canadian Navy for 22 years, which service included 3 major submarine commands and 1 major destroyer command and extended foreign exchange postings with the United States Navy and the British Royal Navy. Mr. Ewan has a BSc in Applied Science from the Royal Military College of Canada and a PSC from the Royal Naval Staff College, Greenwich, England. Mr. Ewan also holds a United States patent for a electrochemical load management system for transportation applications.

ABBAS FATHI, age 41, is being nominated for the first time as a Director of the Company. In 1989, Mr. Fathi founded Socrates, Inc. ("Socrates"), a Maryland Corporation and, since July 1, 1996, a wholly-owned subsidiary of the Company. Since 1989, Mr. Fathi has served as the Chief Executive Officer and President of Socrates. Mr. Fathi holds a B.A. degree from Texas Tech University and a Masters in Urban Planning from Rutgers University.

BARRY J. HATFIELD, age 45, has been a Director and the Acting President of MVS since August 1, 1996, and the Vice President of Corporate Development of the Company since March, 1995. From 1987 through 1995, he was an executive with two privately-held computer technology companies. Mr. Hatfield has over 20 years of experience in sales, marketing, business development and management of advanced technology companies in information services, telecommunications and network systems. Mr. Hatfield is also a director of the National
Association of Environmental Risk Auditors.

EDWARD PAUL ROBERTS, Lieutenant Colonel, United States Air Force (ret.), age 80, has served as a Director of the Company since 1994 and has substantial senior management, operations and technical advisory experience. Colonel Roberts retired from the U.S. Air Force in 1964, after 22 years of active duty service. Since 1975, Colonel Roberts has served as a technical and operations consultant to numerous major systems engineering and technology firms in the United States. Colonel Roberts holds B.S. and M.S. degrees from Jackson College and attended post-graduate school at The College of William and Mary.

JEFFREY M. RUBIN, age 42, is being nominated for the first time as a Director of the Company. In 1990, Mr. Rubin founded JMR Distributors, Inc. ("JMR"), a Virginia corporation and, since October 1, 1995, a wholly-owned subsidiary of the Company. Since 1990, he has served as the Chief Executive Officer and President of JMR. Mr. Rubin holds B.S. and A.S. degrees from Embry-Riddle Aeronautical University.

CLIVE G. WHITTENBURY, age 63, has been a Director of the Company since 1994. Dr. Whittenbury has substantial senior management, operations and technical advisory experience. From 1972 to 1979, Dr. Whittenbury was a Senior Vice President and from 1976 to 1986 a director of Science Applications International Corporation, a San Diego, California-based international systems engineering firm. Since 1979, Dr. Whittenbury has been Executive Vice President and then a director of the Erickson Group, Inc., an international diversified products and aircraft services firm. Dr. Whittenbury is a member of the International Advisory Board for the British Columbia Advanced Systems Institute, which manages commercialization programs in technology at the three major Vancouver/Victoria universities, and a member of the Advisory Board of Compass Technology Partners, an investment fund. He is Chairman of the Laser Directorate Advisory Board for the Lawrence Livermore National Laboratory. Dr. Whittenbury served as an advisor to three U.S. Congressional Committees and with the Grace Commission. Dr. Whittenbury holds a B.S. honors degree in physics (Manchester, England) and a Ph.D. degree (Aeronautical Engineering) from the University of Illinois.

Compensation of Directors.

	A Director who is not an employee of the Company is paid $1,500 per calendar month, or $18,000 per year, for services rendered as a Director. The Company does not currently pay any additional fees or compensation to any Director, whether or not an employee, who serves on any committee of the Board. A Director who is also an employee of the Company or its subsidiaries does not receive any compensation for services as a Director.

Committees and Meetings.

	The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Executive Committee.

	The Audit Committee consults with the Company's management regarding selection of the independent public accountant; concurs in the appointment or dismissal of the internal auditor; holds periodic meetings with the Company's internal and independent auditors and financial officers as appropriate to monitor control of the Company's financial resources and audit functions; reviews the arrangements and related fees for and the scope of the independent auditor's examination; considers the audit findings and management response; reviews the independent public accountant's non-audit fees; reviews significant accounting issues, regulatory changes and accounting or reporting developments and the impact of such on the Company's financial statements; reviews the status of special investigations; reviews the financial statements; oversees the quarterly reporting process; discusses with the Company's management, the internal auditor and in-house legal counsel significant issues relating to litigation or compliance with governmental regulations; reviews the Company's procedures and controls; and reviews the Company's internal conduct and conflict of interest policies and receives reports of disclosures of any deviations from these policies. During fiscal year 1996 the Audit Committee held one meeting. The current members of the Audit Committee are Edward Paul Roberts and Clive G. Whittenbury.

	The Compensation Committee periodically reviews compensation paid by the Company to its Directors, officers, employees and agents, and makes recommendations to the Board of Directors about appropriate levels or ranges of compensation, both cash and non-cash compensation, for the Directors, officers, employees and agents of the Company. The Compensation Committee will also administer any stock benefit plans adopted and approved by the Company and its Stockholders. During fiscal year 1996, the Compensation Committee held one meeting. The current members of the Compensation Committee are Edward Paul Roberts and Clive G. Whittenbury.

	The Executive Committee has been delegated the authority to act on behalf of the Board with respect to any matter within the ordinary course of the business of the Company.  The Executive Committee typically acts on proposed capital expenditures and financial transactions during intervals between regularly scheduled Board meetings. All significant actions taken by the
Executive Committee are reported at the next meeting of the Board for ratification by the Board.  During fiscal year 1996,  the Executive Committee took action on five matters either in a meeting of the Committee or by written consent in lieu of a meeting. The current members of the Executive Committee are Edward Ratkovich and Edward Paul Roberts.

	Each of the Directors attended 75% or more of the Board meetings duly called and held by the Company's Board of Directors in fiscal year 1996. During fiscal year 1996, the Board of Directors met six times.
Section 16(a) Beneficial Ownership Reporting Compliance

	Section 16(a) of the Securities Exchange Act of 1934, as amended requires the Company's Directors, officers and beneficial owners of more than ten percent of a class of the Company's equity securities, to file certain reports of ownership and changes in ownership with the Securities and Exchange
Commission ("Commission"). Based solely on the review of the copies of such forms furnished to the Company, or written representations that no Form 5 was required, the Company believes that, during the period from October 1, 1995 through September 30, 1996, the Company's Directors, officers and greater than 10% beneficial owners complied with all Section 16(a) filing requirements, except for their initial reports on Forms 3 and 5 which were filed in February, 1997.

EXECUTIVE OFFICERS

	The Board of Directors elects the executive officers of the Company annually at its first meeting following the Annual Meeting. Certain information concerning the Company's executive officers, except information about Edward Ratkovich, Chairman of the Board, Chief Executive Officer and President, and Barry Hatfield, Vice President of Corporate Development, previously included above, is set forth below:

MARK J. MCKNIGHT, age 31, has been the Chief Financial Officer and Controller since June, 1996 and the Assistant Secretary since August, 1996. Prior to joining the Company, Mr. McKnight held a similar position for three years with a privately-held corporate services company. Mr. McKnight also has seven years of public accounting experience with Ernst & Young L.L.P. and most recently Grant Thornton L.L.P. Mr. McKnight holds a B.S.M. degree (accounting) from Tulane University and is a certified public accountant.

PAUL W. RICHTER, age 41, has served as General Counsel since December 27, 1996 and he served as a part-time legal counsel to the Company from December 5, 1996 to December 27, 1996. He was appointed Secretary of the Company on January 13, 1997. From 1990 to 1996, Mr. Richter was a practicing business lawyer in Northern Virginia and served as a general counsel and secretary to local corporations. From 1988 to 1991, he was the president of a privately-held legal research company. From 1984 to 1988, Mr. Richter was an operations executive with a subsidiary of Commerce Clearing House, Inc. and then with a subsidiary
of Prentice Hall, Inc.   Mr. Richter holds an L.LM. in Securities Law from
Georgetown University Law Center and a J.D. from George Mason University Law School. He has written, edited or contributed to four nationally published corporate law books.

Employment Agreements

	Mr. Ratkovich entered into an employment agreement, dated February 1, 1995, with the Company, which employment agreement expires on January 31, 2000. Under his employment agreement, he is entitled to receive a base annual salary of $195,000 (as adjusted by any increases granted by the Compensation Committee) plus an annual bonus equal to 50% of his then current base annual salary. Under Mr. Ratkovich's current employment agreement, if the employment agreement is terminated without cause by the Company or with good reason by Mr. Ratkovich, then the Company would be obligated to pay Mr. Ratkovich's base annual salary through the remaining term of the employment agreement plus the sum of the annual bonus plus the maximum amount that could have been paid under any performance bonus plan multiplied by the number of years remaining in the term of the employment agreement.

	Mr. Lukanovich entered into an employment agreement with the Company on February 1, 1995, which employment agreement expired on January 31, 1997.
Under Mr. Lukanovich's employment agreement, his annual base salary was $125,000 (as adjusted by any increases granted by the Compensation Committee) plus an annual bonus of 50% of his then current base annual salary.
Mr. Lukanovich retired as the President and a Director of the Company and MVS, effective August 1, 1996. He currently serves as a part-time management consultant to MVS.

	Mr. Vodanovic entered into an employment agreement with the Company on February 1, 1995, which employment agreement was to expire on January 31,
2000.   The Company restructured Mr. Vodanovic's relationship with the Company and MVS. Under Mr. Vodanovic's employment agreement, the base annual salary was $125,000 (as adjusted by any increases granted by the Compensation Committee) plus an annual bonus of 50% of his then current base annual salary.
Mr. Vodanovic resigned as Executive Vice President and Secretary of the Company, effective January 13, 1997, and resigned as a Director, effective February 18, 1997. The Company believes that it no longer has any obligations to Mr. Vodanovic under the employment agreement.

None of Messrs. Hatfield, McKnight or Richter have an employment agreement with the Company.

Security Ownership of Certain Beneficial Owners and Management

	The following table sets forth information, as of March 4, 1997, as to the beneficial ownership of Common Stock, including shares of Common Stock as to which a right to acquire ownership within sixty days exists, of each Director, each nominee for Director, each executive officer named in the Summary Compensation Table, each person who is known to the Company to own, of record or beneficially, more than five percent of the Common Stock and of the Directors and executive officers of the Company as a group. Unless otherwise indicated, each of the below-listed persons has sole voting and investment power with respect to the shares beneficially owned.

Name and
Address of 				           Shares Beneficially Owned
Beneficial Owners (1)			____________________________
					                    Number			   Percent
______________________		___________	__________

Edward Ratkovich (2)			1,907,467	    17.88

Abbas Fathi				          350,000	  	  3.28

Jeffrey Rubin				        100,000 	      *

Edward Paul Roberts (3) 		85,000	 	     *

Clive G. Whittenbury	   		50,000       	*

Barry Hatfield	         			-0-    	     -

James M. Ewan	         			 -0-	         -

Mark J. McKnight	         	 	600 	      *

Paul W. Richter	         			-0-     	   -

All Directors, nominees
and executive officers
as a group	             	2,493,067		   23.37
(9)
____________________________________________________________________

*  Less than 1%.

(1)	Unless otherwise indicated, the address of each person named is 8133
Leesburg Pike, Suite 750, Vienna, Virginia 22182.
(2)	Includes 100,000 shares jointly owned by Mr. Ratkovich and spouse, which were purchased in open market transactions on February 18, 1997 and February
21, 1997.  These open market purchases have been reported to the Securities and Exchange Commission on Form 3 and Form 4 under Section 16 of Securities Exchange Act of 1934, as amended.
(3)	Edward Paul Roberts disclaims ownership in 50,000 shares owned by
O'Connell Technologies, Inc. Mr. Roberts is a substantial shareholder of O'Connell Technologies, Inc. Mr. Roberts purchased 35,000 shares for his own account in open market transactions on February 28, 1997 and March 3, 1997. These open market purchases have been reported to the Securities and Exchange Commission on Form 3 and Form 4 under Section 16 of Securities Exchange Act of 1934, as amended.

	The above summary of stock ownership does not include the ownership of Common Stock by two former members of management: (1) Mr. Vodanovic, who owns 434,153 shares of Common Stock, which is 4% of the outstanding shares of Common Stock, and (2) Mr. Lukanovich, who owns 67,812 shares of Common Stock. which is less than 1% of the outstanding shares of Common Stock. Mr. Vodanovic disclaims beneficial ownership as to an aggregate of 64,033 shares of Common Stock held by spouse and two children. Mr. Lukanovich disclaims ownership of an aggregate of 30,488 shares held by his wife and daughter.

Executive Compensation

	The following table sets forth information concerning all compensation awarded to, earned by or paid for all services rendered to the Company, a small business issuer, during the fiscal years ended September 30, 1996, 1995 and 1994, for the Company's Chief Executive Officer and all other executive officers whose total compensation exceeded $100,000.

                  SUMMARY COMPENSATION TABLE ANNUAL COMPENSATION
NAME AND PRINCIPAL
POSITION   			         YEAR	  	SALARY		    BONUS
Edward Ratkovich  	     1996	 	$195,000		$ 97,500
Chief Executive	  	 	   1995		 $130,000		$ 65,000
Officer			  	           1994		    -          -

Barry Hatfield			       1996	 	$100,833		$  5,000
Vice President, MVSI,   1995   $ 43,000
Modular Vision			       1994      -          -
Systems, Inc.

Louis K. Lukanovich (1)		1996		$125,000		$ 62,500
President of MVSI, Inc., 1995		$ 83,333 	$ 41,667
and MVS Modular Vision   1994		$ 34,000	     -
Systems, Inc.

Bojko D. Vodanovic (2)		  1996		$125,000	 	$ 62,500
Executive Vice President,	1995		$ 83,333   $ 41,667
MVSI, Inc., and MVS		     1994		$ 70,800 	    -
Modular Vision Systems,	Inc.
________________________
 (1) Mr. Lukanovich retired as President and a director of the Company and MVS Modular Vision Systems, Inc. Mr. Lukanovich's retirement was effective August 1, 1996.
 (2) Mr. Bojko Vodanovic resigned as Executive Vice President and Secretary of the Company and MVS Modular Vision Systems, Inc., effective January 13, 1997, and resigned as a Director of the Company effective February 18, 1997.

Options Grants and Exercises

	     The Company did not grant any options to any of the named executive officers during its last fiscal year. In addition, there were no options exercised by any of the named executive officers in the last fiscal year.
On February 15, 1997, the Compensation Committee of the Board granted stock options under the Company's 1997 Incentive Stock Options to the following officers, Director, and nominee for election as a Director:

INDIVIDUAL GRANTS

			              Number of Securities	  Percentage of        Total	Exercise
Name			          Underlying Granted	    Options Granted 		   Price
			              Options	to             Employees
                                        in Fiscal 1997
_______________	_____________________	_____________          _______
Barry J. Hatfield		 25,000			           12.5%			             $3.125
James M. Ewan		     10,000			            5.0% 			            $3.125
Paul W. Richter		    5,000			            2.5%			             $3.125
Mark J. McKnight	    5,000			            2.5%			             $3.125
______________
	On February 15, 1997, the Compensation Committee of the Company granted stock options to purchase 155,000 shares of Common Stock to employees of the
Company's wholly-owned subsidiaries.  None of these employees are Directors, officers or nominees for election as Directors of the Company.

Long-Term Incentive Plan Awards
	The Company did not make any awards under any long-term incentive plan to any of the named executive officers during its last fiscal year, but the Company may do so in 1997.

APPROVAL OF GRANT THORNTON, L.L.P. AS INDEPENDENT AUDITORS
OF THE COMPANY

	The Board of Directors, upon the recommendation of the Audit Committee, has appointed Grant Thornton, L.L.P. to continue as the Company's auditors and to audit the books and accounts and other records of the Company for the fiscal year ending September 30, 1997. The Board of Directors recommends that the Stockholders vote FOR the appointment of Grant Thornton, L.L.P. as independent auditors.

	Grant Thornton, L.L.P. has served as the Company's independent auditors since the Company's initial public offering in 1995. They have no financial interests, either direct or indirect, in the Company. Representatives of Grant Thornton, L.L.P. are expected to be present at the Annual Meeting to respond to questions from Stockholders and to make a statement if they desire to do so.

APPROVAL OF THE COMPANY'S 1997 STOCK OPTION PLAN AND
THE 1997 EMPLOYEE STOCK PURCHASE PLAN

	The Board, subject to the approval of the Stockholders, adopted and approved the MVSI, Inc. 1997 Stock Option Plan (the "Option Plan"), which authorizes the grant of options to purchase up to a total of 1,000,000 shares of Common Stock, and the MVSI, Inc. 1997 Employee Stock Purchase Plan (the "Employee Purchase Plan", and, together with the Option Plan, the "Plans"), which authorizes the purchase by certain eligible employees of the Company of up to a total of 250,000 shares of Common Stock.

	The Board has deemed it in the best interests of the Company and its Stockholders to establish the Plans so as to provide employees and other persons involved in the continuing development and successes of the Company and its subsidiaries an opportunity to acquire a proprietary interest in the Company by means of grants of options to purchase Common Stock or by payroll deductions to purchase Common Stock at a discount to the fair market value of the Common Stock. It is the Board's view that by providing the Company's employees and other individuals contributing to the Company and its subsidiaries the opportunity to acquire an equity investment in the Company, the Plans will maintain and strengthen their desire to remain with the Company, stimulate their efforts on the Company's behalf, and also attract other qualified personnel to the Company's employ. The affirmative vote of a majority of the Common Stock represented at the Annual Meeting in person or by proxy is required for approval of the Plans. The Plans will not be voted upon separately by the Stockholders.

    The following summarizes certain provisions of the Plans. All statements are qualified in their entirety by reference to the text of the Plans, copies of which are included as exhibits to this Proxy Statement.

1997 Stock Option Plan

	Under the Option Plan, the Compensation Committee is authorized to issue either (1) stock options that are not incentive stock options as defined in
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or
(2) incentive stock options that are qualified under Section 422 of the Code. The options which do not qualify under Section 422 are known as "non-statutory" or "non-qualified" stock options and the qualified Section 422 options are known as "incentive stock options" or "ISO's". All such options granted under the Option Plan will be in such form as the Compensation Committee may from time to time approve. All options granted under the Option Plan will be null and void unless the Option Plan is approved by the Stockholders by February 15, 1998.

	Stock options granted under the Option Plan are either non-qualified stock options or incentive stock options, and give the holder of the option (the
"Option Holder") the right to purchase shares of Common Stock at a price (the "exercise price") fixed in the Stock Option Agreement executed by the Option Holder and the Company at the time of grant, regardless of the actual value of the Common Stock on the date of exercise.

	Purpose. The purpose of the Option Plan is to provide officers and other key employees of the Company and its subsidiaries and certain Directors of the Company who are not employees of the Company or its subsidiaries with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Company and its subsidiaries; to join the interests of the officers and other key employees and Directors, through the opportunity for stock ownership, with the interests of the Stockholders;
and to attract skilled executives, workers and directors in the future and to encourage officers and other key employees and Directors to remain with the Company or its subsidiaries.

Eligibility. (1) Non-Qualified Options. The Compensation Committee of the Board selects from among the executives and other key employees and Directors of the Company and its subsidiaries those persons who will receive grants of stock options under the Option Plan and the size and other terms of such grants. No member of the Compensation Committee is eligible to participate in the Option Plan.
(2) Incentive Stock Options. Incentive stock options may only be granted to officers and employees of the Company and its subsidiaries.
	Exercise. (1) Non-Qualified Stock Options. The exercise price for a Non-Qualified Stock Option granted under the Option Plan will be specified in the Stock Option Agreement to be entered into between the Option Holder and the Company, but will not be less than eighty-five percent (85%) of the fair market value of the Common Stock on the date the option is granted. Fair market value will equal the closing price quoted on the date of grant.
(2) Incentive Stock Options. The exercise price for Incentive Stock Options must equal the fair market value of the Common Stock on the date of the grant of the Incentive Stock Option. For beneficial owners of ten percent (10%) or more of the shares of Common Stock, the exercise price must equal one hundred and ten percent (110%) of the fair market value of the Common Stock on the date of grant.

	Timing of Exercise. (1) Non-Qualified Stock Options. The period for exercising a Non-Qualified Stock Options begins when the options vest and ends ten (10) years from the date the options are granted, unless the options expire earlier. The aggregate number of shares of Common Stock which may be purchased by the exercise of any Non-Qualified Stock Option are subject to the following vesting schedule: 50% of the shares of Common Stock may be purchased by the Option Holder on or after the first anniversary of the date of the grant of the Non-Qualified Stock Option and the remaining 50% of the shares of Common Stock may be purchased on or after the second anniversary of the date of the grant of the Non-Qualified Stock Option. The Compensation Committee may place other restrictions in all or in any particular Non-Qualified Stock Option Agreement as to the ability of the Option Holder to exercise an option prior to the time the Non-Qualified Stock Options become fully vested. If the Option Holder's employment with the Company is terminated for misconduct (as determined by the Compensation Committee), all exercise rights under any option, whether or not vested, will terminate on the date of such termination.

	(2)	Incentive Stock Options.  An Incentive Stock Option must be exercised within ten (10) years of the date of its grant.  The shares of Common
Stock issued upon exercise of an Incentive Stock Option must be held by the
Option Holder for two years from the date on which the Incentive Stock Option was granted and for one (1) year after its exercise and the receipt of the
underlying shares of Common Stock.   Further, the number of shares of Common
Stock available for purchase under any Incentive Stock Option will be subject to the following vesting schedule:  50% of the shares of Common Stock which may be purchased upon the exercise of the Incentive Stock Option may be purchased by the Option Holder on or after the first anniversary of the date on which the Incentive Stock Option was granted and the remaining 50% of the shares of Common Stock which may be purchased upon the exercise of the
Incentive Stock Option may be purchased by the Option Holder on or after the second anniversary of the date the Stock Option was granted.

	Disposing of shares of Common Stock received pursuant to the exercise of an Incentive Stock Option before the expiration of the aforesaid holding periods will usually result in the Option Holder realizing taxable income in the year of the disposition.

	Payment. During the period an option is exercisable, the Option Holder may pay the purchase price for the shares subject to the option in cash, except that the Compensation Committee may, in its discretion, permit such payment to be by surrender of unrestricted shares of Common Stock or by a combination of cash and unrestricted shares of Common Stock.

	Shares Available under the Plan.   A maximum of 1,000,000 shares of Common
Stock are available for issuance under the Option Plan. The Compensation Committee shall determine the number of those shares of Common Stock which shall be issued for Non-Qualified Stock Options and for Incentive Stock Options.

	With respect to shares of Common Stock underlying Non-Qualified Stock Options, any changes in the Common Stock by reason of stock dividends, split-ups, recapitalization, mergers, consolidations, combinations, or other exchanges of the Common Stock and the like, appropriate adjustments will be by the Board to the number of shares of subject to outstanding options and/or the exercise price per share of outstanding options, as necessary substantially to preserve Option Holders' economic interest in their options.

	Stockholders must approve an amendment to the Option Plan in order to increase the number of shares of Common Stock available for issuance upon the exercise of Incentive Stock Options.

	Administration of Plan.   The Option Plan is administered by the
Compensation Committee of the Board. The members of the Compensation Committee are not eligible to participate in the Plan. The Compensation Committee shall select the officers, key personnel and Directors who are eligible to participate in the Plan and the number and terms of the Non-Qualified Stock Options granted to any such person. Incentive Stock Options may only be issued or granted to officers and employees.

	Special Rules Applicable to Section 16 Reporting Persons. In addition to the restrictions on exercise of the options contained in the Option Plan and in the Stock Option Agreements, the Compensation Committee will administer the Option Plan in a way that will prevent certain transactions under the Option Plan from constituting purchases or sales in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended.

	Tax Aspects. (1) Non-Qualified Stock Options. All taxes, if any, required to be withheld and payable with respect to the exercise or surrender of an option may be deducted from the Option Holder's salary. If at any time such amounts are not adequate to cover taxes required to be withheld, the Option Holder shall make adequate arrangement with the Company for payment of the excess as a condition to the exercise or surrender of the Non-Qualified Stock Options.

	An Option Holder will recognize no income at the time a Non-Qualified Stock Option is granted under the Option Plan. Upon exercise of the option for cash, except as set forth below, the Option Holder will recognize compensation taxable as ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and the Company will be entitled to a deduction from income in the same amount (if the Company withholds the appropriate tax from the Option Holder).

	When an Option Holder disposes of shares acquired by the exercise of a Non-Qualified Stock Option, any amount received in excess of the fair market value of the shares on the date of exercise of the Non-Qualified Stock Option will be treated as long-term or short-term capital gain, depending upon the holding period of the shares. If the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as long-term or short-term loss, depending on the holding period of the shares.

	The exercise of a Non-Qualified Stock Option by the exchange of unrestricted shares of Common Stock already owned by the Option Holder will not result in taxable gain or loss on the unrealized appreciation of or depreciation of the shares so used. The Internal Revenue Service has ruled that, if the option exercised is a non-statutory stock option (like those granted under the Option Plan), a number of shares of the stock received equal to the number of shares surrendered will have the same basis as the shares surrendered and the remaining shares received shall have a basis equal to their fair market value on the date of exercise.

	(2) Incentive Stock Options. Neither the Option Holder nor the Company will experience any tax consequences from the issuance of Incentive Stock Options. The Company is not entitled to any deduction for issuing Incentive Stock Options. Upon exercise, the Option Holder's tax liability is usually the difference between the price at which the stock underlying the Incentive Stock Option was sold and the Option Holder's tax basis in the stock (typically, the exercise price). Any gain from the sale of the stock is usually taxed at capital gains rates.

1997 Employee Stock Purchase Plan

	The Employee Purchase Plan authorizes the purchase by certain employees of the Company of up to 250,000 shares of Common Stock. All subscriptions for, and purchases of Common Stock under the Employee Purchase Plan will be null and void unless the Employee Purchase Plan is approved by the Stockholders by February 15, 1998. The following summary of the principal provisions of the Employee Purchase Plan is not intended to be exhaustive and is qualified in its entirety by the terms of the Employee Purchase Plan.

	Purpose. The Employee Purchase Plan is intended to advance the interests of the Company and its Stockholders by allowing employees of the Company and its wholly-owned subsidiaries the opportunity to purchase shares of the Common Stock at a small discount to the fair market value of the Common Stock. The Employee Purchase Plan is intended to constitute an "employee stock purchase plan" within the meaning of Section 423 of the Code. See "Federal Income Tax Consequences."

	Administration. The Employee Purchase Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the authority to (i) interpret and construe the Employee Purchase Plan and any subscriptions thereunder, (ii) establish policies, procedures and rules related to the operation and administration of the Employee Purchase Plan,
(iii) designate from time to time the subsidiaries of the Company whose employees will be eligible to participate in the Employee Purchase Plan,
(iv) make adjustments in the price and the number and kind of shares which may be purchased under the Employee Purchase Plan under the circumstances described below under "Adjustments," and (v) subject to certain limitations, amend the provisions of the Employee Purchase Plan. The interpretation and construction by the Compensation Committee of any provision of the Employee Purchase Plan or of any subscription thereunder will be final.

	Rules. The Compensation Committee may adopt rules applicable to the administration of the Employee Purchase Plan. Such rules may address minimum payroll deductions and other matters, including the delivery of reports to participants, related to the operation of the Employee Purchase Plan.
	Aggregate Number of Shares Available for Purchase. Subject to adjustment as described below, up to 250,000 shares of Common Stock may be purchased under the Employee Purchase Plan. If the number of shares which may be purchased on any date of purchase exceeds the number of shares available to be purchased under the Employee Purchase Plan, the shares available to be purchased will be made available for purchase on a pro rata basis among subscriptions. Shares of Common Stock sold pursuant to the Employee Purchase Plan shall be authorized but unissued or re-acquired shares.

	Eligibility. Each employee of the Company or a subsidiary designated by the Compensation Committee who works customarily 20 or more hours per week, and has been employed by the Company or a subsidiary designated by the Compensation Committee for at least ninety consecutive days, may participate in the Employee Purchase Plan by subscribing to purchase shares of Common Stock. Notwithstanding the foregoing, no employee may subscribe to purchase shares if, immediately after such subscription, such employee would own Common Stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company. For purposes of making this determination, an employee is considered as owning the Common Stock owned, directly or indirectly, by or for the employee's brothers and sisters, spouse, ancestors, and lineal descendants. Also, Common Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or that is considered as being owned proportionately by or for its shareholders, partners, or beneficiaries is considered as owned by the employee. In addition, an employee is considered as owning stock which the employee may purchase under outstanding options. A "subsidiary" is defined under the Employee Purchase Plan as any corporation in which the Company directly or indirectly owns or controls more than 50% of the total combined voting power of all classes of stock issued by the corporation. As of March 4, 1997, approximately 80 employees were eligible to participate in the Employee Purchase Plan.

	Shares of Common Stock may be purchased only by subscribing employees who have legal capacity as determined under applicable state law or, in the event of the employee's legal incapacity, by his or her guardian or legal representative acting in a fiduciary capacity on behalf of the employee under state law or court supervision.

	Terms of Subscriptions. Beginning May 1, 1997, each eligible employee may subscribe to purchase shares of Common Stock by completing a written agreement
(a "Subscription") provided by the Compensation Committee and submitting it as directed by the Compensation Committee. Pursuant to a Subscription, an eligible employee designates any whole dollar amount to be withheld from such employee's compensation in each pay period and used to purchase shares of Common Stock on the next purchase date, provided that (i) the whole dollar amount (on an annualized basis) cannot exceed 10% of his or her gross regular earnings (on an annualized basis), (ii) the maximum number of shares of Common Stock which can be purchased by any one employee on any purchase date cannot exceed 1,000 shares of Common Stock, and (iii) the Compensation Committee may establish minimum payroll deductions. Notwithstanding the foregoing, no Subscription will permit the rights of an employee to purchase (under all of the Company's employee stock purchase plans) shares of the Common Stock to accrue at a rate which exceeds $25,000 of fair market value (determined on the Subscription
Date, which is generally defined as the first business day of each fiscal quarter or, if later, the date a participant first becomes an employee) in any calendar year. Once an employee submits a Subscription, the employee will remain participant in the Employee Purchase Plan on the same terms provided in such Subscription until such employee provides a new Subscription or withdraws from the Employee Purchase Plan in accordance with the provisions described below. The form of Subscription may contain other terms which do not conflict with the terms of the Employee Purchase Plan.

	Purchase of Stock. The purchase of shares of Common Stock will take place automatically on the last business day of each fiscal quarter during which the Employee Purchase Plan is in effect (the "Purchase Date"). Unless a participant has withdrawn from the Employee Purchase Plan, shares of Common Stock shall be purchased to the extent of amounts withheld from the participant's compensation. The purchase price of shares purchased under the Employee
Purchase Plan will be an amount equal to eighty five percent (85%) of the fair market value of such shares on the applicable Purchase Date. During such time as the Common Stock is traded on the Nasdaq Small Cap Market tier of The Nasdaq
Stock Market, the fair market value per share shall be the closing price of the Common Stock on such Purchase Date or on the next regular business day on which the Common Stock is traded if no shares of Common Stock are traded on the Purchase Date. Fractional shares may be purchased under the Employee Purchase
Plan and credited to participant accounts; however, the Company shall have the right to pay cash in lieu of any fractional shares of Common Stock to be distributed from an employee's account.

	The Purchase Price will be payable in full in U.S. dollars derived by withholdings from participants' compensation. A participant can terminate withholdings related to the Employee Purchase Plan at any time. In addition, a participant may, once each quarter, change the amount withheld from his or her compensation by submitting a written request to the Company at least 10 business days before any Purchase Date.

	Cancellation. A participant may cancel any Subscription in whole or in part and obtain a refund of amounts withheld from his or her compensation by submitting a written request to the Company at least 10 business days before a Purchase Date. All unused payments credited to his or her account will be refunded within a reasonable time after the Company's receipt of such notice. Any cancellation of a subscription in whole will constitute a withdrawal under the Employee Purchase Plan.

	Termination of Employment. If a participant retires or becomes disabled, accumulated payments in his or her account upon such retirement or disability will be used to purchase shares of Common Stock on the next Purchase Date, unless the Company is otherwise notified in writing. In addition, he or she may elect to continue making payments equal to the rate of payroll deductions made before such retirement or disability until the first Purchase Date following such retirement or disability. If a participant dies, the participant's designated beneficiary or legal representative may exercise the same elections available to a participant who retires or becomes disabled. If a participant ceases to be employed by the Company or a participating subsidiary for any other reason, the participant may elect in writing to have all accumulated payments in his or her account at the time of termination applied to purchase shares of Common Stock on the next Purchase Date following such termination.
In the absence of such written election, all unused payments credited to his or her account will be refunded within a reasonable period of time.

    No Interest. No interest will accrue on any amounts withheld from an employee's compensation.

	Transferability. Neither payments credited to an employee's account nor any rights to subscribe to purchase shares of Common Stock under the Employee Purchase Plan may be transferred by a participant except by the laws of descent and distribution. Any such attempted transfer will be ineffective; however, the Company may choose to treat an attempted transfer as an election to withdraw from participation in the Employee Purchase Plan.

	Adjustments. The Compensation Committee may make or provide for such adjustments in the Purchase Price and in the number and kind of shares of Common Stock or other securities covered by outstanding subscriptions or the maximum shares specified above in "Terms of Subscriptions" as the Compensation Committee in its sole discretion exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of employees which would otherwise result from any stock dividend, stock split, combination of shares, recapitalization, or other change in the capital structure of the Company, any merger, consolidation, spin-off, split-off, spin-out, split-up, separation, reorganization, partial or complete liquidation, or other distribution of assets, issuance of rights or warrants to purchase stock or any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event having an effect similar to the foregoing, the Compensation Committee, in its discretion, may also provide in substitution for any or all outstanding Subscriptions under the Employee Purchase Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances.

	Rights as Stockholders. An employee shall have no rights as a Stockholder with respect to any Common Stock covered by his or her Subscription until the Purchase Date following payment in full. Except as described in "Adjustments" above, no adjustment will be made to the Employee Purchase Plan or to outstanding Subscriptions for dividends (ordinary or extraordinary, whether in cash, securities or other property), or distributions or other rights for which the record date occurs prior to such purchase.

	Amendment. The Compensation Committee may from time to time amend the Employee Purchase Plan. Except for the adjustments described above, without the approval of the Stockholders, no such amendment can (i) increase the total number of shares available for issuance under the Employee Purchase Plan, or
(ii) materially modify the requirements as to eligibility for participation in the Employee Purchase Plan.

	Duration. Employees may subscribe for shares under the Employee Purchase Plan until May 1, 2007. Notwithstanding the foregoing, the Compensation Committee may terminate or suspend the Employee Purchase Plan if at any time less than five percent (5%) of the eligible employees are participating in the Employee Purchase Plan.

	Federal Income Tax Consequences. The following is a brief summary of the federal income tax consequences that may occur based on the federal income tax laws in effect on March 4, 1997. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

	 The Employee Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. Assuming the Employee Purchase Plan qualifies under Section 423 of the Code, participants will not recognize income for federal income tax purposes either upon, subscriptions under the Employee Purchase Plan or upon purchases of shares thereunder. All tax consequences of purchasing shares under the Employee Purchase Plan are deferred until the participant sells or otherwise disposes of the shares or dies.

   If the shares are held more than two years from the applicable Subscription Date and more than one year from the applicable Purchase Date, the participant will be taxed on the sale of such shares at long-term capital gains rates, except to the extent that the participant realizes ordinary income under
Section 423 of the Code in an amount equal to the lesser of (i) fifteen percent (15%) of the fair market value of the shares on the Subscription Date or (ii) the amount by which the fair market value of the shares at the time of the sale exceeds the Purchase Price.

	If a participant should die owning shares acquired under the Employee Purchase Plan, he or she will be deemed to have disposed of his or her shares on the date of death and will realize ordinary income to the extent of the ordinary income component described in the preceding section, but no capital gain will result until the time of a subsequent sale, when the amount of gain will typically be equal to the excess of the selling price over the fair market value of the shares on the date of death or the alternative valuation date for federal estate tax purposes.

	If shares of the Common Stock acquired under the Employee Purchase Plan are sold, exchanged or otherwise disposed of before the end of the required holding periods described above, the participant will, in the usual case, realize ordinary income at the time of disposition equal to the excess of the fair market value of the shares on the applicable Purchase Date over the Purchase Price of the shares. Any additional gain on the sale or disposition should be taxable as capital gains, long-term or short-term, depending on the holding period.

	To the extent that an employee of the Company or any subsidiary realizes ordinary income because he or she did not hold the stock more than two years from the applicable Subscription Date and more than one year from the applicable Purchase Date, the Company or its subsidiary generally will be entitled to a corresponding deduction in the year in which the disposition occurs. Otherwise, no deduction is allowable to the Company with respect to shares acquired under the Employee Purchase Plan.

	Plan Benefits. The number of shares of Common Stock which may be purchased in the future by employees is dependent on each employee's decision as to the extent, if any, to participate in the Employee Purchase Plan and, therefore, cannot be determined.

STOCKHOLDER PROPOSALS

	Any shareholder, whether of record or a beneficial owner, desiring to submit a proposal for consideration to appear in the Company's 1998 Proxy Statement shall submit such proposal, typewritten or printed, addressed to the Secretary of the Company. Such proposal must identify the name and address of the Stockholder, the number of the Company's shares held of record or beneficially, the dates upon which the Stockholder acquired such shares and documentary support for a claim of beneficial ownership. The proposal should be sent Certified Mail - Return Receipt Requested to the attention of the Secretary of the Company, and must be received not later than November 1,
1997.	In addition to the foregoing procedure for inclusion of a shareholder proposal in the Proxy Statement, the Company will consider other items of business and nominations for election as Director of the Company that are properly brought before the Annual Meeting by a Stockholder. To be properly brought before the Annual Meeting, items of business must be appropriate subjects for shareholder consideration, timely notice thereof must be given in writing to the Secretary of the Company, and other applicable requirements must be met.

GENERAL AND OTHER MATTERS

	The Company knows of no matter that will be brought before the Annual Meeting other than the matters expressly mentioned in the Notice of Annual Meeting of Stockholders. However, if any further matters properly come before the Annual Meeting or any of its adjournments, the person or persons voting the proxies will vote them in accordance with their best judgment on such matters. The Company will bear the expense of preparing, printing, and mailing this proxy material, as well as the cost of any required solicitation. ADP Investor Communication Services, Inc. has been retained by the Company to mail this proxy statement to certain Stockholders who hold their shares of Common Stock in "street name" and object to receiving proxy material directly from the Company.

	You are urged to mark, sign and return your proxy promptly to make certain your shares will be voted at the meeting. For your convenience, a stamped self-addressed envelope is enclosed.

A COPY OF THE COMPANY'S MOST RECENT FORM 10-KSB IS BEING MAILED WITH THIS PROXY STATEMENT. UPON THE WRITTEN REQUEST OF ANY PERSON WHOSE PROXY IS SOLICITED HEREUNDER, THE COMPANY WILL FURNISH WITHOUT CHARGE TO SUCH PERSON
A COPY OF ITS ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, FOR THE FISCAL YEAR 1996. Such written requests should be directed to: Paul W. Richter, Secretary and General Counsel, MVSI, Inc., 8133 Leesburg Pike,
Suite 750, Vienna, Virginia  22182.  The Company's telephone numbers are:
(703) 356.5353 and facsimile (703) 356.5354.

Dated:  March 4, 1997


EXHIBIT A:
STOCK OPTION PLAN
OF MVSI, INC.

	Section 1. Purpose. This Stock Option Plan (the "Plan") is intended to provide incentives: (a) to the officers and other employees of the Company and its "Related Corporations" (as defined below) by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder, which options qualify as "incentive stock options" ("ISO" or "ISO's") under Section 422 of the Internal Revenue Code of 1986, as amended
(the "Code"), and (b) to directors, officers, employees and consultants of the Company and "Related Corporations" (as defined below) by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"). Both ISO's and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options".

	For purposes of the Plan, the term "Related Corporations" shall mean a corporation which is a subsidiary corporation with respect to the Company within the meaning of Section 425(f) of the Code.

	Section 2.  Administration of the Plan. (a)	The Plan shall be
administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"). The Committee shall consist of at least two (2) directors to administer this Plan. Subject to ratification of the grant or authorization of each Option by the Board (but only if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under Section 3 to receive ISOs) to whom ISOs may be granted, and to determine
(from among the class of individuals and entities eligible under Section 3 to receive Non-Qualified Options) to whom Non-Qualified Options may be granted; and (ii) determine the time or times at which Options may be granted;
(iii) determine the option price of shares subject to each Option, which price for an ISO shall not be less than the minimum price specified in Section 6;
(iv) determine whether each option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to Section 7) the time or times when each Option shall become exercisable and the duration of the exercise period;
(vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options and the nature of such restrictions, if any, and (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under
Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final, binding and conclusive unless otherwise determined by the Board.

    The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No members of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it. No member of the Committee or the Board shall be liable for any act or omission of any other member of the Committee or the Board or for any act or omission on his own part, including but not limited to the exercise of any power and discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct.

	(b) The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. All references in this Plan to the Committee shall mean the Board if no Committee has been appointed. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan. Each member of the Committee must qualify as an "outside director" and "disinterested person" under applicable federal securities regulations and federal tax laws and regulations.

	(c) Options may be granted to members of the Board, but no Options shall be granted to any person who is, at the time of the proposed grant, a member of the Board, unless such grant has been approved by a majority vote of the other members of the Board. All grants of Options to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who are either
(i) eligible for Options pursuant to the Plan or (ii) have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting to himself of Options, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to him of Options.

   (d) In addition to such other rights of indemnification as he may have as a member of the Board or the Committee, and with respect to administration of the Plan and the granting of Options under it, each member of the Board and of the Committee shall be entitled without further act on his part to indemnity from the Company for all expenses (including the amount of judgment and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options under it in which he may be involved by reason of his being or having been a member of the Board or the Committee, whether or not he continues to be such a member of the Board or the Committee at the time of the incurring of such expenses; provided, however, that such indemnity shall not include any expenses incurred by such member of the Board or the Committee (i) in respect of matters as to which he shall be finally adjudged in such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duties as a member of the Board or the Committee; or (ii) in respect of any matter in which any settlement is effected to an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or accessible by any such member of the Board or the Committee unless within thirty (30) days after institution of any such action, suit or proceeding he shall have offered the Company in writing the opportunity to handle and defend such action, suit or proceeding at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board or the Committee and shall be in addition to all other rights to which such member of the Board or the Committee would be entitled to as a matter of law, contract or otherwise.

	Section 3. Eligible Employees and Others. When and if approved by the Committee, ISOs may be granted to any employee of the Company or any Related Corporation. Those officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Non-Qualified Options may be granted to any director (whether or not an employee), officer, employee or agent of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant an ISO or a Non-Qualified Option. Granting of any Option to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Options.

	Section 4. Stock. The stock subject to Options shall be authorized but unissued shares of Common Stock, $.01 par value, (the "Common Stock"), or shares of Common Stock re-acquired by the Company in any manner. The aggregate number of shares of Common Stock which may be issued pursuant to the Plan (including shares issued pursuant to the Initial Plan) is 1,000,000, subject to adjustment as provided in Section 13. Any such shares may be issued as ISOs or Non-Qualified Options so long as the number of shares so issued does exceed such number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall re-acquire any unvested shares issued pursuant to Options, the unpurchased shares subject to such Options and any unvested shares so re-acquired by the Company shall again be available for grants of Options under the Plan.

	Section 5. Granting of Options. Options may be granted under the Plan at any time on and after February 15, 1997. The date of grant of an Option under the Plan will be the date specified by the Committee at the time it grants the Option; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to Section 16.

	Section 6. Minimum Option Price and Other Limitations. (a) The price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common
Stock on the date of grant.

	(b) In no event shall the aggregate fair market value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000, or such lower amount required under applicable federal laws or regulations.

	(c) If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on The Nasdaq National Market System or the Nasdaq Small Cap Market tier of The Nasdaq Stock Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing price last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List. However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

	(d) The exercise price or option price for non-qualified stock options shall not be less than eighty five percent (85%) of the fair market value of the shares of Common Stock on the date of grant.

	(e) The number of shares of Common Stock which may be purchased upon the exercise of any option granted herein shall be subject to the following vesting schedule: 50% of the shares of Common Stock shall be available for purchase by the optionee (the "optionee" or "Option Holder") on or after the first anniversary of the grant of the Option and the remaining 50% of the remaining of the shares of Common Stock shall be available for purchase by the Option Holder on or after the second anniversary of the grant of the Option.

	Section 7. Option Duration. Subject to earlier termination as provided in sections 9 and 10, each Option shall expire on the date specified by the Committee, but not more than (i) ten years and one day from the date of grant in the case of Non-Qualified Options, (ii) ten years from the date of grant in the case of ISOs generally, and (iii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation. Subject to earlier termination as provided in sections 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to Section 16.

   Section 8. Exercise of Option. Subject to the provisions of Sections 9 through 12, each Option granted under the Plan shall be exercisable as follows:

 	(a)	The Option shall either be fully exercisable on the  date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

		(b)	Once the installment becomes exercisable it shall remain
exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

 	(c)	Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

 	(d)	The Committee shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Section 16) if such acceleration would violate the annual vesting limitation contained in Section 422 (b)(7) of the Code.

	Section 9. Termination of Employment. Subject to any greater restrictions or limitations as may be imposed by the Committee upon the granting of any ISO: If an ISO Option Holder ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in Section 10, no further installments of his ISOs shall become exercisable, and his ISOs shall terminate after the passage of 60 days from the date of termination of his employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to Section 16. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to re-employment is guaranteed by applicable laws. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the Option Holder after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the Option Holder continues to be an employee of the Company or any Related Corporation.

Section 10. Death; Disability. Subject to any greater restrictions or limitations as may be imposed by the Committee upon the granting of any ISO:

    (a) If an ISO Option Holder ceases to be employed by the Company and all Related Corporations by reason of his death, any ISO of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the ISO's specified expiration date or 180 days from the date of the optionee's death.

    (b) If an ISO Option Holder ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any ISO held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on the earlier of the ISO's specified expiration date or 180 days from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in
Section 22(e)(3) of the Code or successor statute.

	Section 11. Assignability. No Option shall be assignable or transferable by the grantee, except by will or by the laws of descent and distribution, or if the transfer is made to an immediate family member of the optionee or to a trust, partnership or limited liability company established for the benefit of an immediate family member of the optionee (collectively, a "Permitted
Assignee"). For purposes of this Plan, the phrase "immediate family member" shall mean the spouse, any children, the parents, any sister or any brother of the optionee. The Option may only be exercised by the optionee or, if the Option is transferred to a Permitted Transferee by the optionee, the Permitted Assignee. Any derivative security issued under the Option Plan to an officer or director shall not be transferable other than by will or the laws of descent and distribution or pursuant to a "qualified domestic relations order" (as defined by the Code). The designation of a beneficiary by an officer or director does not constitute a transfer under the foregoing restriction.

	Section 12. Terms and Conditions of Options. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Sections 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

	Section 13. Adjustments. Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the Option Holder and the Company relating to such Option:

	(a)	If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of
Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

	(b)	If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or (ii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

	(c)	In the event of a recapitalization or reorganization of the Company
(other than a transaction described in subsection  "(b)" above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an Option Holder upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Option prior to such recapitalization or reorganization.

	(d)	Notwithstanding the foregoing, any adjustments made  pursuant to subsections "(a)", "(b)" or "(c)" above with respect to ISOs shall be made only after the Committee, after consulting with legal counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in section 425 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

	(e)	In the event of the proposed dissolution or liquidation of the
Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

	(f)	Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options.
No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

	(g)	No fractional share shall be issued under the Plan and the Option
Holder shall receive from the Company cash in lieu of such fractional securities.

	(h)	Upon the happening of any of the foregoing events described in subsections "(a)", "(b)" or "(c)" above, the aggregate number of shares set forth in Section 4 hereof that are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subsections. The Committee or the Successor Board shall determine the specific adjustments to be made under this Section 13 and, subject to Section 2, its determination shall be conclusive.

	If any person or entity owning restricted Common Stock obtained by exercise of an Option made hereunder receives shares or securities or cash in connection with a corporate transaction described in subsections "(a)", "(b)" or "(c)" above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.

Section 14.  Means of Exercising Options.

	(a) An Option (or any part or installment thereof) shall be exercised by giving written notice to the Secretary of the Company at its principal executive headquarters. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either (i) in United States dollars in cash or by check, or (ii) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, or
(iii) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, or (iv) at the discretion of the Committee, by any combination of
(i), (ii) and (iii) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (ii), (iii), or (iv) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question.
The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by his Option until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in
Section 13 with respect to changes in the capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

	(b) Each notice of exercise shall, unless the shares issuable pursuant to an Option (the "Option Shares") are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933, as amended from time to time (the "Act"), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (i) such Option Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (ii) the Optionee has been advised and understands that
(A) the Option Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (B) the Company is under no obligation to register the Option Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, and
(c) such Option Shares may not be transferred without compliance with all applicable federal and states securities laws. Notwithstanding the above, should the Company be advised by counsel that issuance of shares should be delayed pending (A) registration under federal or state securities laws or
(B) the receipt of an opinion that an appropriate exemption therefrom is available, the Company may defer exercise of any Option granted hereunder until either such event in "(A)" or "(B)" has occurred.

	Section 15. Term of Plan. This Plan was adopted by the Board on February 15, 1997 subject (with respect to the validation of ISOs granted under the Plan) to approval of the Plan by the stockholders of the Company at the next meeting of stockholders to be held on April 14, 1997. If the approval of stockholders is not obtained by May 1, 1997, any grants of ISOs under the Plan made prior to that date will be rescinded. The Plan shall expire on February 15, 2007 (except as to Options outstanding on that date). Subject to the provisions of Section 5 above, Options may be granted under the Plan prior to the date of stockholder approval of the Plan. The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions: (i) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to Section 13); (ii) the provisions of Section 3 regarding eligibility for grants of ISOs may not be modified; (iii) the provisions of
Section 6(a) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to Section
13); and (iv) the expiration date of the Plan may not be extended.
Except as provided in the fourth sentence of this Section 15, in no event may any action of the Board or stockholders alter or impair the rights of a grantee or optionee, without his consent, under any Option previously granted to him.

	Section 16. Conversion of ISOs into Non-Qualified Options; Termination of ISOs. The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's
ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Option
Holder is an employee of the Company or a Related Corporation at the time of such conversion.

   Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan.
Nothing in the Plan shall be deemed to give any Option Holder the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

	Section 17. Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Options granted under the Plan shall be used for general corporate purposes.

	Section 18. Governmental Regulations. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such securities.

	Section 19. Withholding of Additional Income Taxes. Upon the exercise of a Non-Qualified Option for less than its fair market value, the making of a "Disqualifying Disposition" (as defined in Section 20 below) or the vesting of restricted Common Stock acquired on the exercise of an Option hereunder, the Company, in accordance with Section 3402(a) of the Code, may require the Option Holder to pay additional withholding taxes in respect of the amount that is considered compensation included in such person's gross income. The Committee in its discretion may condition (i) the exercise of an Option or (ii) the vesting of restricted Common Stock acquired by exercising an Option on the grantee's payment of such additional withholding taxes.

	Section 20. Notice to Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a "Disqualifying Disposition" of any Common Stock acquired pursuant to the exercise of an ISO. A "Disqualifying Disposition" is any disposition (including any sale) of such Common Stock before the later of (a) two years after the date of employee was granted the ISO or (b) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

	Section 21. Continued Employment. The grant of an Option pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any affiliated person or entity to retain the Optionee in the employ of the Company or such an affiliate, as a member the Company's Board of Directors or in any other capacity, whichever the case may be.

	Section 22. Governing Law; Construction. The validity and construction of the Plan and the instruments evidencing Options shall be governed by the laws of the State of Delaware. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

	Section 23. Approval of Shareholders. The Plan shall take effect upon adoption by the Board of Directors; provided, however, that any options granted and purchases of stock under the Plan shall be null and void unless the Plan is approved by a vote of the holders of a majority of the total number of outstanding shares of voting stock of the Company represented in person or by proxy at a meeting at which a quorum is present in person or by proxy, which approval must occur within the period of 12 months after the date the Plan is adopted by the Board of Directors.

EXHIBIT  B:	EMPLOYEE STOCK PURCHASE PLAN

	SECTION 1. PURPOSE. This Employee Stock Purchase Plan (the "Plan") is intended to advance the interests of MVSI, Inc. (the "Company") and its stockholders by allowing employees of the Company and those subsidiaries of the Company that participate in the Plan the opportunity to purchase shares of the Company's Common Stock ("Common Stock"). It is intended that the Plan will constitute an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

	SECTION 2. ADMINISTRATION. The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors. The members of the Committee shall be non-employee directors of the Board of Directors. The majority of the Committee shall constitute a quorum, and the action of (a) a majority of the members of the Committee present at any meeting at which a quorum is present or (b) all members acting unanimously by written consent, shall be the acts of the Committee. The interpretation and construction by the Committee of any provision of the Plan or of any subscription to purchase shares under it shall be final. The Committee may establish any policies or procedures which in the discretion of the Committee are relevant to the operation and administration of the Plan and may adopt rules for the administration of the Plan. The Committee will, from time to time, designate the subsidiaries (as defined below) of the Company whose employees will be eligible to participate in the Plan. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any subscription to purchase shares under it.
For purposes of this Plan, the term "subsidiary" means any corporation in which the Company directly or indirectly owns or controls more than fifty percent (50%) of the total combined voting power of all classes of stock issued by the corporation.

	SECTION 3. ELIGIBILITY. Each employee of the Company or of a participating subsidiary of the Company whose customary employment is a minimum of 20 hours per week, and who has worked for the Company or a participating subsidiary for at least ninety consecutive days, may subscribe to purchase shares of Common Stock under the terms of the Plan, except that no employee may subscribe to purchase shares on the immediately following Purchase Date (as defined below) if, immediately after the immediately preceding Subscription Date (as defined below), such employee would own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company. For purposes of this section, stock ownership of an individual shall be determined under the rules of Section 424(d) of the Code.

	For purposes of the Plan:  (a)   The term "Subscription Date" means the
first business day of each fiscal quarter of the Company during which the Plan is effective or, in the case of a participant who is not an employee of the Company or a participating subsidiary of the Company as of a particular Subscription Date, the date thereafter on which such participant became an employee of the Company or a participating subsidiary of the Company. The first Subscription Date under the Plan will be May 1, 1997.

	 (b) The term "Purchase Date" means the last business day of the fiscal quarter in which the related Subscription Date occurs.

	SECTION 4.  PARTICIPATION. 	(a) An eligible employee shall evidence his
or her agreement to subscribe for shares by completing a written agreement (the
"Subscription and Authorization Form") provided by the Committee and filing it as directed by the Committee.  A Subscription and Authorization Form will take effect within a reasonable time after it has been filed with the Company and accepted by the Committee. Once an employee provides the Committee with the
Subscription and Authorization Form, he or she continues as a participant in the Plan on the terms provided in such form until he or she provides a new form or withdraws from the Plan.

	(b)	In the Subscription and Authorization Form, an eligible employee shall designate any whole dollar amount to be withheld from such employee's compensation in each pay period and used to purchase shares of Common Stock on the next Purchase Date, subject to the following limitations: (i) the whole dollar amount (on an annualized basis) shall not exceed 10 percent of his or her compensation (as defined below) on an annualized basis; (ii) the maximum number of shares of Common Stock which can be purchased by any one employee on any Purchase Date shall not exceed 1,000 shares of the Common Stock; and (iii) the Committee may establish from time to time minimum payroll deductions. For purposes of this Plan, the term "compensation" means gross regular earnings.

	SECTION 5. STOCK. The stock purchased under the Plan shall be shares of authorized but unissued or re-acquired Common Stock. Subject to the provisions of Section 6(h), the aggregate number of shares which may be purchased under the Plan shall not exceed 250,000 shares of Common Stock. In the event that the dollar amount of shares subscribed for in any quarter exceeds the number of shares available to be purchased under the Plan, the shares available to be purchased shall be allocated on a pro rata basis among the subscriptions.

  SECTION 6. TERMS AND CONDITIONS OF SUBSCRIPTIONS. Subscriptions shall be evidenced by a Subscription and Authorization Form in such form as the Committee shall from time to time approve, provided that all employees subscribing to purchase shares shall have the same rights and privileges (except as otherwise provided in Section 4(b) and subsection (d) below), and provided further that such subscriptions shall comply with and be subject to the following terms and conditions:

	(a)	Purchase Price.  The purchase price shall be an amount equal to eighty five percent (85%) of the fair market value of such stock on the Purchase Date. During such time as the Common Stock is traded on the Nasdaq Small Cap Market tier of The Nasdaq Stock Market or The Nasdaq National Market System, the fair market value per share shall be the closing price of the Common Stock on such Purchase Date (or on the next regular business date on which shares of the Common Stock of the Company shall be traded in the event that no shares of the Common Stock shall have been traded on the Purchase
Date). If the Common Stock is traded on a national securities exchange, the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded shall be the fair market value for purposes of this section. Subject to the foregoing, the Committee shall have full authority and discretion in fixing the purchase price.

	(b)	Medium and Time of Payment.  The purchase price shall be payable in full in United States dollars, pursuant to uniform policies and procedures established by the Committee.  The funds required for such payment will be derived by withholding from an employee's compensation.  An employee shall have the right at any time to terminate the withholding from his or her compensation of amounts to be paid toward the purchase price.  An employee shall have the right, one time in each quarter, to change the amount so withheld, by submitting a written request to the Company at least 10 business days before any Purchase Date.  An employee shall have the right to cancel his or her subscription in whole or in part and to obtain a refund of amounts withheld from his or her compensation by submitting a written request to the Company at least 10 business days before any Purchase Date.  Any cancellation of a subscription in whole will constitute a withdrawal under Section 4(a) of the
Plan.  Such amounts shall thereafter be paid to the employee within a reasonable period of time.

	(c)	No Interest on Employee Funds.  No interest shall accrue on any amounts withheld from an employee's compensation.

	(d)	Accrual Limitation.  No subscription shall permit the rights of an employee to purchase stock under all "employee stock purchase plans" (as defined in the Code) of the Company to accrue, under the rules set forth in
Section 423(b)(8) of the Code, at a rate which exceeds $25,000 of fair market value of such stock (determined at the time of subscription) for each calendar year.

	(e)	Termination of Employment.  If an employee who has subscribed for shares ceases to be employed by the Company or a participating subsidiary before any applicable Purchase Date:

	i.	Because of retirement or disability, he or she may elect to continue making payments equal to the rate of payroll deductions made before retirement or disability until the first Purchase Date following retirement or disability;
or otherwise the accumulated payment in his or her account at the time of retirement or disability will be applied to purchase shares at the applicable purchase price on the first Purchase Date following such retirement or disability, unless the Company is otherwise notified in writing.

	ii.	For any other reason, he or she may elect to have the accumulated payment in his or her account at the time of termination applied to purchase shares at the applicable purchase price on the first Purchase Date following such termination; or otherwise the total unused payments credited to his or her account on the date of termination will be refunded within a reasonable time without interest, unless the Company is otherwise notified in writing.

	(f) Transferability. Neither payments credited to an employee's account nor any rights to subscribe to purchase shares of Common Stock under the Plan may be transferred by an employee except by the laws of descent and distribution. Any such attempted transfer will be without effect, except that the Company may treat such act as an election by the employee to withdraw in accordance with Section 6(b). Shares of Common Stock may be purchased under the Plan only by subscribing employees who have legal capacity as determined under applicable state law or, in the event of the employee's legal incapacity, by his or her guardian or legal representative acting in a fiduciary capacity on behalf of the employee under state law or court supervision.

	(g)	Death and Designation of Beneficiary.  An employee may file with the
Company a written designation of beneficiary and may change such designation of beneficiary at any time by written notice to the Company.  On the death of an employee, the elections provided on termination of employment for retirement or disability may be exercised by the  employee's beneficiary, executor, administrator, or other legal representative.

	(h)	Adjustments.  The Committee may make or provide for such adjustments in the purchase price and in the number or kind of shares of the Common Stock or other securities covered by outstanding subscriptions, or specified in the second sentence of Section 5 of the Plan, as the Committee in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of employees that would otherwise result from (i) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company; (ii)
any merger, consolidation, spin-off, split-off, spin-out, split-up, separation, reorganization, partial or complete liquidation, or other distribution of assets, issuance of rights or warrants to purchase stock; or (iii) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the
Committee, in its discretion, may provide in substitution for any or all outstanding subscriptions under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances.

	(i)	Rights as a Stockholder.  An employee shall have no rights as a stockholder with respect to any Common Stock covered by his or her subscription until the Purchase Date following payment in full. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date of such purchase, except as provided in Section 6(h) of the Plan.

	(j)	Fractional Shares.  Fractional shares may be purchased under the
Plan and credited to an account for the employee. The Company, however, shall have the right to pay cash in lieu of any fractional shares of Common Stock to be distributed from an employee's account under the Plan.

	(k)	Other Provisions.  The Subscription and Authorization Form
authorized under the Plan shall contain such other provisions as the Committee may deem advisable, provided that no such provisions may in any way be in conflict with the terms of the Plan.

	SECTION 7. TERM OF PLAN. Eligible employees may subscribe for shares under the Plan within a period of ten years from the date the Plan is adopted by the Board of Directors; provided, however, that the Committee may terminate or suspend the Plan if at any time there are less than five percent (5%) of the eligible employees participating in the Plan.

	SECTION 8. AMENDMENT OF THE PLAN. The Plan may be amended from time to time by the Committee, but without further approval of the stockholders, no such amendment shall (a) increase the aggregate number of shares of Common Stock that may be issued and sold under the Plan (except that adjustments authorized by Section 6(h) of the Plan shall not be limited by this provision) or (b) materially modify the requirements as to eligibility for participation in the Plan.

	SECTION 9. APPROVAL OF STOCKHOLDERS. The Plan shall take effect upon adoption by the Board of Directors; provided, however, that any subscriptions and purchases under the Plan shall be null and void unless the Plan is approved by a vote of the holders of a majority of the total number of outstanding shares of voting stock of the Company represented in person or by proxy at a meeting at which a quorum is present in person or by proxy, which approval must occur within the period of 12 months after the date the Plan is adopted by the Board of Directors.

	I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of MVSI, Inc. on February 15, 1997.
Executed on this 15th day of February, 1997.
			/s/
____________________________________________
Paul W. Richter, Secretary


Directions to Annual Meeting:

	FROM VIRGINIA BY WAY OF I-95: I-95 North to 495 North (Rockville Exit). Take Exit 11B for Route 123 (Chain Bridge Road). Make a right turn at 2nd Traffic Light on to International Drive. Get into Left Lane and at next
Traffic Light turn Left on to Greensboro Drive. Make 2nd Left into driveway of the Holiday Inn Tysons Corner.

	FROM NATIONAL AIRPORT BY WAY OF GEORGE WASHINGTON PARKWAY: At the Airport, get on to the George Washington Parkway heading North (signs say "to D.C."). Follow the George Washington Parkway along the Potomac River until it ends at the Capitol Beltway (495), where you bear left on to 495 South (to Virginia). Take Exit 11B for Route 123 (Chain Bridge Road). Make a Right Turn at 2nd Traffic Light on to International Drive. Get into Left Lane and at next Traffic Light turn Left on to Greensboro Drive. Make 2nd Left into driveway of the Holiday Inn Tysons Corner.

	FROM DULLES AIRPORT BY WAY OF THE TOLL ROAD: At the Airport, get on to the toll road, or Route 267E. Take exit for Leesburg Pike, Route 7 East. Go to 3rd Traffic Light and Turn Left on to Westpark Drive. Go to 1st Traffic Light and turn right on to Greensboro Drive. At the end of the block turn Right into the driveway of the Holiday Inn Tysons Corner.

	ALTHOUGH THE STREET ADDRESS FOR THE HOLIDAY INN TYSONS CORNER IS CHAIN BRIDGE ROAD, THERE IS NO DIRECT ACCESS TO THE HOTEL FROM CHAIN BRIDGE ROAD.

ADMISSION SLIP

	The Stockholder bearing this slip is entitled to attend the 1997 Annual Meeting of Stockholders of MVSI, Inc.

DATE:			Monday, April 14, 1997

TIME:			11:00 A.M.


LOCATION:		Holiday Inn Tysons Corner, 1960 Chain
        			Bridge Road, McLean, Virginia  22102,
			        (703) 893-2100.